UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):        November 1, 2002

IOMEGA CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-12333	86-0385884
(Commission File Number)	(IRS Employer Identification No.)

                                          4435 Eastgate Mall, 3rd Floor, San Diego, CA                        92121
                                                            (Address of Principal Executive Offices)                               (Zip Code)

(858) 795-7000
Registrant's Telephone Number, Including Area Code

ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS

On November 1, 2002, Iomega Corporation (the “Company”) completed the sale of all of the stock of its wholly-owned indirect subsidiary, Iomega Malaysia Sdn. Bhd. (the “Penang Manufacturing Subsidiary”), to Venture Corporation Limited (“Venture”) pursuant to an agreement entered into by the parties on September 29, 2002 (the “Agreement”). The principal assets of the Penang Manufacturing Subsidiary are manufacturing equipment and a 376,000 square-foot manufacturing facility in Penang, Malaysia where the Company’s Zip drives and certain other products are manufactured. Pursuant to the terms of the Agreement, at the closing of the transaction, the Company received total proceeds of $10.2 million for the Penang Manufacturing Subsidiary, which amount was determined by an arms-length negotiation between the parties and was based on the estimated net asset value of the Penang Manufacturing Subsidiary on November 1, 2002. The final amount of the payment is subject to adjustment based on a post-closing balance sheet audit. Venture has in the past provided contract manufacturing services to the Company for printed circuit boards. The Company has entered into a five-year manufacturing services agreement with Venture and the Company’s former Penang Manufacturing Subsidiary for the manufacture and supply of Zip drives and certain other products. Pursuant to the Agreement, the Company recorded $10.7 million of impairment charges for the quarter ended September 29, 2002 in accordance with Statement of Financial Accounting Standards No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets”.

The foregoing description of the Agreement is qualified by reference to the full text of the Agreement, which has previously been filed with the Securities and Exchange Commission and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a) Exhibits

Exhibit 2.1 (1)(2)	Agreement relating to the sale and purchase of the issued share capital of Iomega (Malaysia) Sdn. Bhd., by and between Iomega Overseas B.V., a wholly owned indirect subsidiary of the Company and Venture Corporation Limited.

Exhibit 99.6	Press Release issued November 1, 2002

(1) Incorporated herein by reference to the exhibits to the Company’s Quarterly Report on Form 10-Q for the period ended September 29, 2002.

(2) Confidential treatment requested as to certain portions. Such portions have been omitted and filed separately with the Securities and Exchange Commission.

(b) Pro Forma Financial Statements

The following unaudited pro forma condensed consolidated balance sheet reflects the elimination of the Penang Manufacturing Subsidiary's balances as if the sale of all of the stock of the subsidiary occurred on September 29, 2002. The following unaudited pro forma condensed consolidated statements of operations reflect the elimination of sales and expenses related to Iomega Malaysia Sdn. Bhd. (“Penang Manufacturing Subsidiary”) for the nine months ended September 29, 2002, and for the year ended December 31, 2001, as if the sale of all of the stock of the Penang Manufacturing Subsidiary to Venture had occurred on December 31, 2000, which was prior to the beginning of the year ended December 31, 2001. The unaudited pro forma financial statements are provided for informational purposes and are not necessarily indicative of what the actual financial statements would have been had the Penang Manufacturing Subsidiary sale actually been completed on the dates presented and is not indicative of future results.

IOMEGA CORPORATION
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET (Unaudited)
December 31, 2001
ASSETS
(In thousands)

                                                   Consolidated                          Pro Forma        Pro Forma
                                                      Actual            Penang           Adjustments     As Adjusted
                                                     ---------         --------          -----------     -----------

Current Assets:
   Cash and cash equivalents                         $ 266,500         $ (8,507) (a)      $ 10,201 (b)    $ 268,194
   Restricted cash                                       4,550                -                  -            4,550
   Temporary investments                               119,297                -                  -          119,297
   Trade receivables, less allowance
         for doubtful accounts of
         $8,430                                         50,842                -                  -           50,842
   Inventories                                          35,160                -                  -           35,160
   Deferred income taxes                                32,484                -                  -           32,484
   Income taxes receivable                              14,883                -                  -           14,883
   Other current assets                                 13,332                -                  -           13,332
   Current assets held for sale                          4,104           (4,104) (c)             -                -
                                                     ---------         --------           --------        ---------
      Total Current Assets                             541,152          (12,611)            10,201          538,742
                                                     ---------         --------           --------        ---------

Property, plant and equipment, at cost                 179,024                -                  -          179,024
Accumulated depreciation and amortization             (158,547)               -                  -         (158,547)
                                                     ---------         --------           --------        ---------
      Net property, plant and equipment                 20,477                -                  -           20,477
                                                     ---------         --------           --------        ---------

Non-current assets held for sale                        16,426          (16,426) (c)             -                -
                                                     ---------         --------           --------        ---------
Goodwill                                                11,691                -                  -           11,691
                                                     ---------         --------           --------        ---------
Other intangibles, net                                   7,435                -                  -            7,435
                                                     ---------         --------           --------        ---------
Other assets                                               129                -                  -              129
                                                     ---------         --------           --------        ---------
   Total Assets                                      $ 597,310         $(29,037)          $ 10,201        $ 578,474
                                                     =========         ========           ========        =========

See accompanying notes to unaudited pro forma financial statements.

IOMEGA CORPORATION
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET (Unaudited) (Continued)
September 29, 2002
LIABILITIES AND STOCKHOLDERS’ EQUITY
(In thousands)

                                                    Consolidated                          Pro Forma       Pro Forma
                                                       Actual           Penang           Adjustments     As Adjusted
                                                    -------------      --------          -----------     -----------

Current Liabilities:
   Accounts payable                                  $  27,267         $      -           $      -       $   27,267
   Other current liabilities                           108,770                -                  -          108,770
   Current liabilities held for sale                    14,638          (14,638) (c)             -                -
                                                     ---------         --------           --------        ---------
      Total Current Liabilities                        150,675          (14,638)                 -          136,037
                                                     ---------         --------           --------        ---------

Other long-term liabilities                              2,188                -                  -            2,188
                                                     ---------         --------           --------        ---------

Deferred income taxes                                   51,220                -                  -           51,220
                                                     ---------         --------           --------        ---------

Stockholders' Equity:
   Common Stock                                          1,822                -                  -            1,822
   Additional paid-in capital                          307,704                -                  -          307,704
   Less: Common Stock treasury shares, at
      cost                                             (33,791)               -                  -          (33,791)
   Retained earnings                                   117,492          (14,399)            10,201          113,294
                                                     ---------         --------           --------        ---------
      Total Stockholders' Equity                       393,227          (14,399)            10,201          389,029
                                                     ---------         --------           --------        ---------
         Total Liabilities and Stockholders'
            Equity                                   $ 597,310         $(29,037)          $ 10,201        $ 578,474
                                                     =========         ========           ========        =========

See accompanying notes to unaudited pro forma financial statements.

IOMEGA CORPORATION
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (Unaudited)
For the Nine Months Ended September 29, 2002
(In thousands, except per share data)

                                                    Consolidated                          Pro Forma       Pro Forma
                                                       Actual            Penang           Adjustments    As Adjusted
                                                     ---------         --------          -----------     -----------

Sales                                                $ 460,521         $      -           $      -        $ 460,521
Cost of sales                                          287,040           11,686  (d)       (10,681) (e)     288,045
                                                     ---------         --------           --------        ---------
Gross margin                                           173,481          (11,686)            10,681          172,476
                                                     ---------         --------           --------        ---------

Operating Expenses:
    Selling, general and administrative                102,819              (42) (f)             -          102,777
    Research and development                            26,601                -                  -           26,601
    Restructuring reversals                             (2,398)               -                  -           (2,398)
    Bad debt credit                                     (2,203)               -                  -           (2,203)
                                                     ---------         --------           --------        ---------
       Total Operating Expenses                        124,819              (42)                 -          124,777
                                                     ---------         --------           --------        ---------

Operating income (loss)                                 48,662          (11,644)            10,681           47,699
Interest income                                          6,704             (107) (g)            41 (h)        6,638
Interest and other expense                              (3,726)             (90) (i)             -           (3,816)
                                                     ---------         --------           --------        ---------

Income (loss) before income taxes                       51,640          (11,841)            10,722           50,521
Benefit (provision) for income taxes                   (34,721)              42  (j)        15,506 (k)      (19,173)
                                                     ---------         --------           --------        ---------

Net income (loss)                                    $  16,919         $(11,799)          $ 26,228        $  31,348
                                                     =========         ========           ========        =========

Net income (loss) per common share:
    Basic                                            $    0.33         $  (0.23)          $   0.51        $    0.61
                                                     =========         ========           ========        =========
    Diluted                                          $    0.33         $  (0.23)          $   0.51        $    0.61
                                                     =========         ========           ========        =========

Weighted average common shares outstanding              51,215           51,215             51,215           51,215
                                                     =========         ========           ========        =========
Weighted average common shares
   outstanding - assuming dilution                      51,398           51,398             51,398           51,398
                                                     =========         ========           ========        =========

See accompanying notes to unaudited pro forma financial statements.

IOMEGA CORPORATION
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (Unaudited)
For the Year Ended December 31, 2001
(In thousands, except per share data)

                                                    Consolidated                         Pro Forma        Pro Forma
                                                      Actual           Penang          Adjustments      As Adjusted
                                                     ---------         --------         -----------      -----------

Sales                                                $ 834,297         $      -           $      -        $ 834,297
Cost of sales                                          645,504           24,805 (l)              -          670,309
                                                     ---------         --------           --------        ---------
Gross margin                                           188,793          (24,805)                 -          163,988
                                                     ---------         --------           --------        ---------

Operating Expenses:
    Selling, general and administrative                213,204              (52) (m)             -          213,152
    Research and development                            49,522                -                  -           49,522
    Restructuring charges                               38,946                -                  -           38,946
    Bad debt expense                                     7,121                -                  -            7,121
                                                     ---------         --------           --------        ---------
       Total Operating Expenses                        308,793              (52)                 -          308,741
                                                     ---------         --------           --------        ---------

Operating loss                                        (120,000)         (24,753)                 -         (144,753)
Interest income                                         15,806             (267) (n)           276 (o)       15,815
Interest and other expense                              (1,931)            (276) (p)             -           (2,207)
                                                     ---------         --------           --------        ---------

Income (loss) before income taxes                     (106,125)         (25,296)               276         (131,145)
Benefit for income taxes                                12,846               75  (q)        38,364 (r)       51,285
                                                     ---------         --------           --------        ---------

Net income (loss)                                    $ (93,279)        $(25,221)          $ 38,640        $ (79,860)
                                                     =========         ========           ========        =========

Net income (loss) per basic and diluted
    common share                                     $   (1.74)        $  (0.47)          $   0.72        $   (1.49)
                                                     =========         ========           ========        =========

Weighted average common shares
    outstanding                                         53,489           53,489             53,489           53,489
                                                     =========         ========           ========        =========

See accompanying notes to unaudited pro forma financial statements.

Notes to unaudited pro forma financial statements

(a)	The $8.5 million reduction in cash represents the amount of cash that was on Penang's balance sheet at September 29, 2002 and was included in the sale.

(b)	The $10.2 million addition to cash represents the proceeds received by the Company upon the sale on November 1, 2002 of all of the stock of the Penang Manufacturing Subsidiary.

(c)	The detail of the assets and liabilities that were classified as held for sale at September 29, 2002, was as follows:

                                                                               September 29,
                                                                                    2002
                                                                                ------------
                                                                               (In thousands)
       Assets held for sale:
       Current assets:
          Restricted cash                                                         $    171
          Inventories                                                                3,792
          Other current assets                                                         141
                                                                                  --------
             Total current assets held for sale                                   $  4,104
                                                                                  ========
       Non-current assets:
          Net property, plant and equipment                                       $ 16,426
                                                                                  ========

       Current liabilities held for sale:
          Accounts payable                                                        $ 11,875
          Other current liabilities                                                  2,763
                                                                                  --------
             Total current liabilities held for sale                              $ 14,638
                                                                                  ========
(d)	The approximate $11.7 million increase in cost of sales reflects the elimination of the intercompany profit associated with the operation of the Penang Manufacturing Subsidiary. The Penang Manufacturing Subsidiary had no sales to third parties not associated with the Company.

(e)	The approximate $10.7 million decrease in cost of sales represents impairment charges resulting from the Company entering into the sales agreement during the third quarter of 2002 and the sales price being below the carrying value of the net assets of the Penang Manufacturing Subsidiary. These impairment charges would not have been part of the Company's results for the first nine months of 2002 had the sales transaction occurred in a prior period.

(f)	The $42,000 adjustment represents the elimination of the Penang Manufacturing Subsidiary's general and administrative expenses.

(g)	The approximate $0.1 million decrease in interest income represents the elimination of the Penang Manufacturing Subsidiary's interest income from cash at the subsidiary.

(h)	The addition of $41,000 of interest income represents the additional interest income that would have been earned with the net additional cash received from the sale of the Penang Manufacturing Subsidiary assuming an interest rate of 2.5%.

(i)	The approximate $0.1 million increase in interest and other expense represents the elimination of the Penang Manufacturing Subsidiary's other income.

(j)	The $42,000 tax benefit represents the elimination of the Penang Manufacturing Subsidiary's tax provision.

(k)	The approximate $15.5 million tax benefit (assuming a tax rate of 39%) represents the elimination of the $39.6 million provision on past foreign earnings that were no longer considered permanently invested abroad, the $4.2 million elimination of permanent tax/book differences associated with the Penang Manufacturing Subsidiary and a $0.4 million benefit on lower income partially offset by a $28.7 million reversal of the tax valuation allowance for net deferred tax assets.

(l)	The approximate $24.8 million increase in cost of sales reflects the elimination of the intercompany profit associated with the operation of the Penang Manufacturing Subsidiary. The Penang Manufacturing Subsidiary had no sales to third parties not associated with the Company.

(m)	The $52,000 adjustment represents the elimination of the Penang Manufacturing Subsidiary's general and administrative expenses.

(n)	The approximate $0.3 million decrease in interest income represents the elimination of the Penang Manufacturing Subsidiary’s interest income from cash at the subsidiary.

(o)	The approximate $0.3 million increase of interest income represents the additional interest income that would have been earned with the net additional cash received from the sale of the Penang Manufacturing Subsidiary assuming an interest rate of 4.4%.

(p)	The approximate $0.3 million increase in interest and other expense represents the elimination of the Penang Manufacturing Subsidiary’s other income.

(q)	The $75,000 tax benefit represents the elimination of the Penang Manufacturing Subsidiary's tax provision.

(r)	The approximate $38.4 million tax benefit represents the elimination of the $28.7 million provision related to the tax valuation allowance for net deferred tax assets and a $9.7 million additional benefit for the increase in pre-tax loss assuming a tax rate of 39%. The Company recorded a partial valuation allowance on its deferred tax assets for the year ended December 31, 2001, since the realizability of the deferred tax assets was uncertain. If the sale of the Penang Manufacturing Subsidiary had occurred on December 31, 2000, the partial valuation allowance would not have been recorded during 2001 since the Company would have expected to be able to generate sufficient future taxable income to realize its net deferred tax assets, therefore it is being reversed in these pro forma financial statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 18, 2002

IOMEGA CORPORATION
             (Registrant)

By:  /s/ Barry Zwarenstein
      Barry Zwarenstein
      Vice President, Finance and Chief
      Financial Officer